                                                                   EXHIBIT 10.38


                                 PATENT MORTGAGE
                             AND SECURITY AGREEMENT


        THIS PATENT MORTGAGE AND SECURITY AGREEMENT is made as of August 11, 2000 ("Security Agreement"), by and between WEBSIDESTORY, INC., a California corporation ("Debtor"), and IMPERIAL CREDITCORP ("Lender").

                                    RECITALS

        A. Lender has agreed to lend to Debtor certain funds (the "Loans"), and Debtor desires to borrow such funds from Lender pursuant to the terms of that certain Loan Agreement dated of even date herewith (as the same may be modified, amended, supplemented, restated or superceded from time to time, the "Loan Agreement"). Initially capitalized terms used but not defined herein shall have the meanings given to them in that certain General Security Agreement dated of even date herewith (as the same may be modified, amended, supplemented, restated or superceded from time to time, the "General Security Agreement"), executed by Debtor in favor of Lender.

        B. In order to induce Lender to make the Loans, Debtor has agreed to assign certain intangible property to Lender for purposes of securing the obligations of Debtor to Lender.

        NOW, THEREFORE, the parties hereto agree as follows:

        1. COLLATERAL ASSIGNMENT, PATENT MORTGAGE AND GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance of all of Debtor's present or future indebtedness, obligations and liabilities to Lender, including, without limitation, such indebtedness, obligations and liabilities under the Loan Agreement and the other documents executed in connection therewith (as the same may be modified, amended, supplemented, restated or superceded from time to time, collectively, the "Loan Documents"), Debtor hereby grants a security interest and mortgage to Lender, as collateral security, in and to Debtor's entire right, title and interest in, to and under the following, now or hereafter existing, created, acquired or held by Debtor (all of which shall collectively be called the "Intellectual Property Collateral"):

            (a) Any and all copyright rights, copyright applications, copyright registrations, copyright recordings and like protections in each work of authorship and derivative work thereof, whether registered or unregistered or published or unpublished and whether or not the same also constitutes a trade secret, held pursuant to the laws of the United States, any State thereof or of any other country or political subdivision thereof, including, without limitation, those set forth on EXHIBIT A attached hereto and incorporated herein by this reference (collectively, the "Copyrights").

            (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products;

            (c) Any and all design rights which may be available to Debtor;

            (d) Any and all letters patent, petty patents, divisionals, patents of addition of the United States or any other country or political subdivision thereof, all registrations and recordings thereof, and all patents to issues in such applications of the United States or any other country or political subdivision thereof, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State


                                       1.

thereof or any other country or political subdivision thereof, including, without limitation, improvements, divisions, renewals, reissues, extensions, continuations, and continuations-in-part or extensions thereof, including, without limitation, those set forth on EXHIBIT B attached hereto and incorporated herein by this reference (collectively, the "Patents");

            (e) Any and all trademarks, trade names, corporate names, company names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, all registrations and recordings thereof, and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and the entire goodwill of the business of Debtor connected with and symbolized by all such trademarks, including, without limitation, those set forth on EXHIBIT C attached hereto and incorporated herein by this reference (collectively, the "Trademarks");

            (f) Any and all income, royalties, damages, claims, and payments now and hereafter due and payable, including, without limitation, all claims for damages and payments by way of past, present and future infringement, misappropriation, or dilution of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

            (g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, (collectively, the "Intellectual Property") and all license fees and royalties arising from such use to the extent permitted by such license or rights and not prohibited by applicable law;

            (h) All amendments, continuations, renewals and extensions of any of the Intellectual Property; and

            (i) All proceeds and products of the foregoing, including, without limitation, all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

        The security interest granted hereunder is granted in conjunction with the security interests granted to Lender under the General Security Agreement. The rights and remedies of Lender with respect to the security interest granted hereby are in addition to those set forth in the General Security Agreement, the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Lender as a matter of law or equity. Each right, power and remedy of Lender provided for herein or in the General Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Lender of any one or more of the rights, powers or remedies provided for in this Security Agreement, the General Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Lender, or any or all other rights, powers or remedies.

        Notwithstanding any of the foregoing, the term "Intellectual Property Collateral" shall not include any general intangibles of Debtor (whether owned or held as licensee or lessee, or otherwise), to the extent that (i) such general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (ii) such consent has not been obtained; provided, however, that the grant of security interest herein shall extend to, and the term "Intellectual


                                       2.

Property Collateral" shall include, (A) any and all Proceeds of any general intangibles which are otherwise excluded to the extent that the assignment or encumbrance of such Proceeds is not so restricted, (B) upon obtaining the consent of any such licensor, lessor or other applicable party's consent with respect to any such otherwise excluded general intangibles, such general intangibles as well as any and all Proceeds thereof that might theretofore have been excluded from such a grant of a security interest and the term "Intellectual Property Collateral" and (C) any general intangible which is an account receivable or proceed of or otherwise related to the enforcement or collection of any account receivable or goods which are the subject of any account receivable.

        2. AUTHORIZATION AND REQUEST. Debtor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this conditional assignment.

        3. COVENANTS AND WARRANTIES. Debtor represents, warrants, covenants and agrees as follows:

            (a) Debtor is now the sole owner of the Intellectual Property Collateral, except for licenses granted by Debtor to its customers in the ordinary and normal course of business as now conducted and Permitted Liens;

            (b) Performance of this Security Agreement does not conflict with or result in a breach of any agreement to which Debtor is a party or by which Debtor is bound;

            (c) During the term of this Security Agreement, Debtor will not sell, transfer, assign or otherwise encumber any interest in the Intellectual Property Collateral, except for (i) licenses granted by Debtor in the ordinary and normal course of its business as now conducted or as set forth in this Security Agreement or that do not, in the aggregate, impair the Intellectual Property Collateral or result in a Material Adverse Effect and (ii) subject to Debtor's execution of appropriate documents, in form acceptable to Lender, to perfect or continue the perfection of Lender's interest in the Intellectual Property Collateral, transfers to affiliates of Debtor;

            (d) To its knowledge, each of the Patents, if any, is valid and enforceable, and there is no Intellectual Property which has been judged invalid or unenforceable, in whole or in part, and no material claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party;

            (e) In connection with the quarterly report required under Section 6(a), Debtor shall promptly advise Lender of any material changes in the composition of the Intellectual Property Collateral, including but not limited to any subsequent ownership right of Debtor in or to any Intellectual Property not specified in this Security Agreement;

            (f) Debtor shall (i) protect, defend and maintain the validity and enforceability of the Intellectual Property, except where the failure to so protect, defend and maintain would not, in the aggregate, result in a Material Adverse Effect, (ii) use all commercially reasonable efforts to detect infringements of the Intellectual Property and promptly advise Lender in writing of material infringements detected and (iii) not allow any of its Intellectual Property to be abandoned, forfeited or dedicated to the public, except where such abandonment, forfeiture or dedication would not, in the aggregate, result in a Material Adverse Effect, without the written consent of Lender which shall not be unreasonably withheld;



                                       3.

            (g) Debtor shall promptly register the most recent version of Debtor's material Copyrights, if not so already registered, as Lender may reasonably request from time to time based on its review of the Quarterly Report (as hereinafter defined) and shall, from time to time, execute and file such other instruments, and take such further actions as Lender may reasonably request from time to time to perfect or continue the perfection of Lender's interest in the Intellectual Property Collateral;

            (h) Debtor is not party, nor will it, without the prior written consent of Bank, become party in the future, to any License or Contract included in the Intellectual Property Collateral which, pursuant to its terms is not assignable (except in the case of Borrower's customer contracts) or capable of being encumbered;

            (i) This Security Agreement creates, and in the case of after acquired Intellectual Property Collateral, will create at the time Debtor first has rights in such after acquired Intellectual Property Collateral, in favor of Lender a valid and (upon taking appropriate actions) perfected first priority security interest in the Intellectual Property Collateral in the United States securing the payment and performance of all present or future indebtedness, obligations and liabilities of Debtor to Lender, including, without limitation, such indebtedness, obligations and liabilities under the Loan Agreement and the other Loan Documents, upon making the filings referred to in SECTION 3(j) below, subject only to Permitted Liens (as defined in the Loan Agreement);

            (j) To its knowledge, except for, and upon, the filings with, as applicable, (1) the United States Patent and Trademark Office, (2) the Register of Copyrights and (3) the UCC Division of the applicable office of the Secretary of State, necessary to perfect the security interests and assignment created hereunder, and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any United States governmental authority or United States regulatory body is required either (a) for the grant by Debtor of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by Debtor in the United States or (b) for the perfection in the United States or the exercise by Lender of its rights and remedies hereunder;

            (k) All information heretofore, herein or hereafter supplied to Lender by or on behalf of Debtor with respect to the Intellectual Property Collateral is accurate and complete in all material respects;

            (l) Debtor shall not enter into any agreement that would materially impair or conflict with Debtor's obligations hereunder without Lender's prior written consent, which consent shall not be unreasonably withheld. For purposes of this subsection, Debtor's entering into license agreements in the ordinary course of business shall not be deemed to materially impair or conflict with Debtor's obligations hereunder. Debtor shall not, without the prior written consent of Lender, permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Debtor's rights and interests in any property included within the definition of the Intellectual Property Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts; and

            (m) Upon any executive officer of Debtor obtaining actual knowledge thereof, Debtor will promptly notify Lender in writing of any event that materially adversely affects the value of any Intellectual Property Collateral, the ability of Debtor to dispose of any Intellectual Property Collateral or the rights and remedies of Lender in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.


                                       4.

        4. LENDER'S RIGHTS. Lender shall have the right, but not the obligation, to take, at Debtor's sole expense, any actions that Debtor is required under this Security Agreement to take but which Debtor fails to take, after fifteen
(15) days' notice to Debtor. Debtor shall reimburse and indemnify Lender for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this SECTION 4.

        5. INSPECTION RIGHTS. Debtor hereby grants to Lender and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable and no less than three business days advance written notice to Debtor, any of Debtor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Intellectual Property Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Debtor and as often as may be reasonably requested.

        6. FURTHER ASSURANCES; ATTORNEY IN FACT.

            (a) On a quarterly basis, Debtor agrees to deliver to Lender a report, in form acceptable to Lender and certified by an officer of Debtor, which lists all Intellectual Property that is material to the operation of Debtor's business on an on-going basis, and in which Lender does not already have a perfected security interest (the "Quarterly Report"), including, without limitation, all titles, names or marks together with all relevant registration and/or application numbers and registration and/or filing dates. Based upon review of the Quarterly Report, Lender shall, in its reasonable discretion, identify which Intellectual Property it deems material to the operation of Debtor's business on an on-going basis or the value of the Intellectual Property Collateral.

            (b) On a continuing basis for the purpose of perfecting and maintaining the perfection of Lender's security interest in all Intellectual Property, Debtor will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may reasonably be necessary or advisable, or as reasonably requested by Lender, which Lender reasonably identifies pursuant to SECTION 6(a) above as material to the operation of Debtor's business on an on-going basis or the value of the Intellectual Property Collateral, and otherwise to carry out the intent and purposes of this Security Agreement, or for assuring and confirming to Lender the grant or perfection of a security interest in all Intellectual Property Collateral.

            (c) Debtor hereby irrevocably appoints Lender as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor, from time to time in Lender's discretion, to take any action and to execute any instrument which Lender may reasonably deem necessary or advisable to accomplish the purposes of this Security Agreement, including (i) to modify, in its reasonable discretion, this Security Agreement without first obtaining Debtor's approval of or signature to such modification by amending Exhibit A, Exhibit B or Exhibit C hereof, as appropriate, to include reference to any material right, title or interest in any Intellectual Property acquired by Debtor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which Debtor no longer has or claims any right, title or interest, (ii) to file, in its reasonable discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Intellectual Property Collateral without the signature of Debtor where permitted by law and (iii) to transfer the Intellectual Property Collateral into the name of Lender or a third party to the extent permitted under the UCC provided that Lender agrees that it shall not exercise its powers as attorney-in-fact under this SECTION 6 except upon the occurrence and during the continuation of a Security Agreement Event of Default (as hereinafter defined).


                                       5.

        7. SECURITY AGREEMENT EVENTS OF DEFAULT. The occurrence of any of the following shall constitute a "Security Agreement Event of Default" under this Security Agreement:

            (a) An Event of Default occurs under the Loan Agreement (as defined therein) or a default occurs under any of the other Loan Documents; or

            (b) Debtor breaches any warranty or agreement in any material respect made by Debtor in this Security Agreement and, as to any breach that is capable of cure, Debtor fails to cure such breach within twenty (20) days of the occurrence of such breach if notice thereof has been given to Debtor.

        8. REMEDIES. Upon the occurrence and during the continuance of a Security Agreement Event of Default, Lender shall have the right to exercise all the remedies of a secured party under the UCC, including, without limitation, the right to require Debtor to assemble the Intellectual Property Collateral and any tangible property in which Lender has a security interest and to make it available to Lender at a place designated by Lender. Lender shall have a nonexclusive, royalty free license or other right, solely pursuant to the provisions of this SECTION 8, to use, without charge, the Intellectual Property and any property of a similar nature as it pertains to the Intellectual Property Collateral, to the extent reasonably necessary to permit Lender to exercise its rights and remedies pursuant to this SECTION 8, including, without limitation, the completion of production, advertising for sale and the sale of any Intellectual Property Collateral and, in connection with Lender's exercise of its rights hereunder, Debtor's rights under all licenses and all franchise agreements which constitute Intellectual Property Collateral shall inure to the benefit of Lender. Debtor will pay any expenses (including reasonable attorneys' fees) incurred by Lender in connection with the exercise of any of Lender's rights hereunder, including, without limitation, any expense incurred in disposing of the Intellectual Property Collateral. All of Lender's rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

        9. INDEMNITY. Debtor agrees to defend, indemnify and hold harmless Lender and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Security Agreement and (b) all losses or expenses in any way suffered, incurred, or paid by Lender as a result of or in any way arising out of, following or consequential to transactions between Lender and Debtor, whether under this Security Agreement or otherwise (including, without limitation, reasonable attorneys' fees and reasonable expenses), except for losses arising from or out of Lender's gross negligence or willful misconduct. If Lender obtains recovery of any of the amounts that Debtor has paid to it pursuant to the indemnity set forth in the section, then Lender shall promptly pay to Debtor the amount of such recovery.

        10. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Debtor hereunder shall be binding upon the successors and assigns of Debtor, and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender, any future holder of any Note and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the indebtedness secured hereby or any portion thereof or interest therein shall in any manner affect the security interest created herein and granted to Lender hereunder.

        11. REASSIGNMENT. At such time as Debtor shall completely satisfy all of the obligations secured hereunder, Lender shall execute and deliver to Debtor all deeds, assignments and other instruments as may be necessary or proper to revest in Debtor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Lender pursuant hereto.


                                       6.

        12. NO FAILURE OR DELAY. No failure or delay on the part of Lender, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof.

        13. ATTORNEYS' FEES. If any action relating to this Security Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements.

        14. AMENDMENTS. Except as otherwise provided herein, this Security Agreement may be amended only by a written instrument signed by both parties hereto.

        15. COUNTERPARTS. This Security Agreement may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Each such Security Agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto and telephonic notification that such executed counterparts has been received by Debtor and Lender.

        16. JUDICIAL REFERENCE. The terms and provisions of SECTION 16 of the Loan Agreement are incorporated herein by this reference and made a part hereof.

        17. GOVERNING LAW; JURISDICTION; JURY WAIVER. This Security Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Debtor and Lender consent to the exclusive jurisdiction of any state or federal court located in Santa Clara County, California. DEBTOR AND BANK EACH WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT AND ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

        18. CONFLICT. In the event of a conflict between any term and/or provision contained in this Security Agreement with any term and/or provision contained in the General Security Agreement, the term and/or provision of this Security Agreement shall govern.

        IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement on the day and year first above written.

LENDER                                    DEBTOR
IMPERIAL CREDITCORP                       WEBSIDESTORY, INC.,
                                          a California corporation
By: /s/  JIM RUTTER                       By: /s/  TERANCE A. KINNINGER
   -------------------------------           -----------------------------------
Printed Name: Jim Rutter                  Printed Name: Terance A. Kinninger
             ---------------------                     -------------------------
Title:                                    Title:  Chief Financial Officer
      ----------------------------              --------------------------------

Address of Lender                         Address of Debtor

226 Airport Parkway                       10182 Telesis Court, 6th Floor
San Jose, California 95110                San Diego, CA  92121
                                          Attention: Randy Broberg,
                                          General Counsel


                                       7.

                                    EXHIBIT A

                                   COPYRIGHTS


1.      REGISTERED: List titles below or indicate "None"

------------------------------------------------------------------------------------------
                                              COPYRIGHTS
------------------------------------------------------------------------------------------
                        MARK                COUNTRY   DATE       SERIAL #/      STATUS
                                                      FILED       REG. #
------------------------------------------------------------------------------------------
HITBOX, version 12/99                        U.S.    1/5/00     Txu-912-518   Registered

------------------------------------------------------------------------------------------
HITBOX.COM                                   U.S.    8/5/99     Txu-894-309   Registered

------------------------------------------------------------------------------------------
HITBOX.COM (interface website copyright)     U.S.   11/26/99    Txu-907-376   Registered

------------------------------------------------------------------------------------------
STATMARKET.COM                               U.S.    7/29/99    Txu-894-293   Registered

------------------------------------------------------------------------------------------
WEBSIDESTORY.COM (website)                   U.S.    8/5/99     Txu-894-306   Registered

------------------------------------------------------------------------------------------
XY2K.COM                                     U.S.    8/5/99     Txu-894-307   Registered

------------------------------------------------------------------------------------------
YEP.COM                                      U.S.    8/5/99     Txu-894-308   Registered

------------------------------------------------------------------------------------------


2.      UNREGISTERED: List material titles below or indicate "None"

        "None"




3. APPLICATIONS IN PROCESS: List titles, applicable dates, application numbers, etc. below or indicate "None"

        "None"


                                    Exhibit A

                                    EXHIBIT B
                      U.S. PATENTS AND PATENT APPLICATIONS

                     (List titles below or indicate "None")

---------------------------------------------------------------------------------------------------------------------
                        PATENTS AND PATENT APPLICATIONS
---------------------------------------------------------------------------------------------------------------------
                 MARK                      COUNTRY       DATE      SERIAL #/                   STATUS
                                                        FILED        REG. #
---------------------------------------------------------------------------------------------------------------------
Internet Website Traffic Analysis            U.S.       6/4/99     09/326,475   Assignment filed 5/5/5/00

---------------------------------------------------------------------------------------------------------------------
Internet Website Traffic Flow Analysis       PCT       4/17/00   PCT/US00/10    1/4/01 - Chapter II due
                                                                    330*
                                                                                2/4/01 - National Filings
                                                                                due (20 mos.)

                                                                                12/4/01 - National Filings
                                                                                due (30 mos.)

                                                                                Power of Attorney filed 5/24/00 (in
                                                                                response to Invitation to Correct
                                                                                Defects).
---------------------------------------------------------------------------------------------------------------------
E-Mail Tracking                              U.S       5/10/00     60/203,435   Provisional Application filed
                                                                                5/10/00

                                                                                Utility Application due 5/10/01

---------------------------------------------------------------------------------------------------------------------
Intelligent Delivery System for              U.S.       2/9/00     09/500,738   6/7/00 - Response to Notice to File
Directed Content                                                                Missing Parts due

                                                                                2/9/01 - Foreign Filing due

---------------------------------------------------------------------------------------------------------------------
Intelligent Delivery System for              PCT       4/17/00     PCT/US00/    9/9/01 - Chapter II due
Directed Content                                                    10348**
                                                                                10/9/01 - National Filings
                                                                                due (20 mos.)

                                                                                8/9/02 - National Filings
                                                                                due (30 mos.)

                                                                                Power of Attorney filed 5/23/00 (in
                                                                                response to Invitation to Correct
                                                                                Defects).

                                                                                Assignment filed 5/24/00

---------------------------------------------------------------------------------------------------------------------
Internet Web Site Traffic Analysis for       U.S.      3/30/00     09/539,225   3/30/00 - filed without signed
Wireless Devices                                                                power of attorney (awaiting Notice
                                                                                to File Missing Parts of
                                                                                Application).

                                                                                6/30/00 - IDS due.

                                                                                Assignment filed 5/5/00

---------------------------------------------------------------------------------------------------------------------
Internet Web Site Traffic Analysis for       PCT       4/17/00   PCT/US00/      Chapter II due 10/30/01
Wireless Devices                                                  10349**

                                                                                National Filings due 11/30/01 (20 mos.)

                                                                                National Filings due 9/30/02 (30 mos.)
---------------------------------------------------------------------------------------------------------------------

*   U.S. equivalent:  serial number 09/326,475
**  U.S. equivalent:  serial number 09/500,738
*** U.S. equivalent:  serial number 09/539,225

                                   Exhibit B

                                    EXHIBIT C
                   U.S. TRADEMARKS AND TRADEMARK APPLICATIONS


                      (List marks below or indicate "None")


UNREGISTERED TRADEMARKS:   List marks below or indicate "None."

                     TRADEMARKS AND TRADEMARK APPLICATIONS

-----------------------------------------------------------------------------------------------------
                 MARK                      COUNTRY       DATE      SERIAL #/      STATUS
                                                        FILED        REG. #
-----------------------------------------------------------------------------------------------------
HITBOX                                       U.S.      5/30/97     2,174,844     Registered

-----------------------------------------------------------------------------------------------------
HITBOX                                      Canada      3/5/99     1,007,612     Filed

-----------------------------------------------------------------------------------------------------
HITBOX                                     European    2/27/98     000748409     Registered
                                            Union
-----------------------------------------------------------------------------------------------------
HITBOX                                      Japan       5/1/98      4375254      Registered

-----------------------------------------------------------------------------------------------------
STATMARKET                                   U.S.      1/27/99     2,338,002     Registered

-----------------------------------------------------------------------------------------------------
STATMARKET                                  Canada      7/8/99     1,021,829     Filed

-----------------------------------------------------------------------------------------------------
STATMARKET                                 European     7/8/99      11235365     Filed
                                            Union
-----------------------------------------------------------------------------------------------------
STATMARKET                                  Japan      7/12/99      11-62717     Filed

-----------------------------------------------------------------------------------------------------
THE PULSE OF THE INTERNET                    U.S.      10/28/99    75/833,996    Filed

-----------------------------------------------------------------------------------------------------
THE PULSE OF THE INTERNET                  European    4/28/00     [pending]     Filed
                                            Union
-----------------------------------------------------------------------------------------------------
TRAFFIC                                      U.S.       3/5/98     75/444,968    Filed

-----------------------------------------------------------------------------------------------------
W(Stylized)                                  U.S.        N/A          N/A        Docket

-----------------------------------------------------------------------------------------------------
WEB SIDE STORY                               U.S.      5/14/97     2,174,768     Registered

-----------------------------------------------------------------------------------------------------
WED SIDE STORY                             European    2/27/98     000757393     Filed
                                            Union
-----------------------------------------------------------------------------------------------------
WEB SIDE STORY                              Japan       5/1/98   10(1998)-36372  Registered


-----------------------------------------------------------------------------------------------------
WEB SIDE STORY                              Canada      3/5/99     1,007,611     Filed

-----------------------------------------------------------------------------------------------------
YEP                                         Canada      9/1/99     1,027,543     Filed

-----------------------------------------------------------------------------------------------------
YEP                                          U.S.       3/3/99     75/653,048    Filed
-----------------------------------------------------------------------------------------------------

                                   Exhibit C

-----------------------------------------------------------------------------------------------------
YEP                                        European     9/1/99      1296797      Filed
                                            Union
-----------------------------------------------------------------------------------------------------
YEP                                         Japan       9/1/99      11-79318     Filed

-----------------------------------------------------------------------------------------------------
YEP.COM and Design                           U.S.      7/14/99     2,345,610     Registered

-----------------------------------------------------------------------------------------------------
YEP.COM and Design                         European    12/20/99     1432699      Filed
                                            Union
-----------------------------------------------------------------------------------------------------


UNAPPLIED FOR, COMMON LAW: List marks below or indicate "None."

1.      "The "W" logo."


                                   Exhibit C